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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 13, 2002



                                  Staples, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Delaware                             0-17586                 04-2896127
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(State or other Juris-               (Commission             (IRS Employer
diction of Incorporation)            File Number)            Identification No.)



           Five Hundred Staples Drive, Framingham, Massachusetts  01702
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (508)253-5000



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          (Former name or former address, if changed since last report)


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

EXHIBIT NO.   DESCRIPTION

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.   REGULATION FD DISCLOSURE.

         On August 13, 2002, the chief executive officer and chief financial officer of Staples, Inc. each delivered for filing a "Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings" to the Securities and Exchange Commission ("SEC") as required by Order 4-460 issued by the SEC on June 27, 2002. Each of the statements was in the form prescribed by the SEC without modification or qualification. Copies of these Statements are filed as Exhibits to this Current Report on Form 8-K.


                                      -2-
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 13, 2002                       STAPLES, INC.
                                            (Registrant)



                                            By: /s/ Jack VanWoerkom
                                                -----------------------------
                                                Jack VanWoerkom
                                                Senior Vice President,
                                                General Counsel and Secretary


                                      -3-
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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings